                                                                   EXHIBIT 10.18


                                AMENDMENT NO. 1
                      TO DEFERRED COMPENSATION AGREEMENT
                              DATED MAY 24, 1977
                      ----------------------------------

     THIS AGREEMENT is made and entered into this ____ day of May, 1980, by and between KEVCO, INC., a Texas corporation (the "Company") and CLYDE A. REED, JR. ("Employee");

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company and Employee entered into a Deferred Compensation Agreement (the "Agreement") on Nay 24, 1977; and

     WHEREAS, the Company and Employee desire to amend the Agreement as hereinafter provided;

     NOW, THEREFORE, IN CONSIDERATION of the premises and the agreements contained herein, the parties hereto have agreed and do hereby agree as follows:

     1. The sum of $20,000.00 on line 8 of Paragraph 1(a) on Page 1 of the Agreement is hereby changed to $35,000.00.

     2. Paragraph 2 of the Agreement is hereby amended as follows by amending in its entirety the schedule at the bottom of Page 2 of the Agreement to hereafter read as follows:

Year in Which Termination               Amount to be Received
   of Employment Occurs                      By Employee
   --------------------                      -----------
          1980                                 $14,263
          1981                                  21,622
          1982                                  28,748
          1983                                  35,705
          1984                                  42,540
          1985                                  49,256
          1986                                  55,833
          1987                                  62,294
          1988                                  68,619
          1989                                  74,815
          1990                                  80,879
          1991                                  86,803
          1992                                  92,604
          1993                                  98,259
          1994                                 103,763
          1995                                 109,118

     3.   Paragraph 5 of the Agreement is hereby amended as follows:

          (a) By amending in its entirety tide first sentence thereof to hereafter read as follows:

     In order to fund the benefits provided for in this Agreement, the Company has applied for and procured as owner and for its own benefit two whole-life insurance policies on the life of Employee in the aggregate amount of $383,769.

          (b) By adding the following additional provisions at the end of such paragraph to read as follows:

     In the event any additional policies of insurance on the life of Employee are applied for and procured by the Company as owner or in the event the amounts to be received by Employee under the provisions of Paragraphs 1 or 2 of this Agreement should hereafter change by agreement of the parties hereto, then and in either of such events any such changes shall be reflected upon the "Schedule of Deferred Compensation" attached hereto and made a part hereof for all purposes. Any of such changes shall be effective as of the dates entered on said
Schedule initialed by the proper officers of the Company and initialed by Employee. It is agreed and understood that the Company shall have the right at any time to cancel any life insurance policies on the life of Employee and to surrender for cancellation such policies to the Company or companies issuing same. Upon cancellation all amounts received or to be received with respect to such policies shall be the sole and absolute property of the Company.

     4. Paragraph 9 of the Agreement is hereby amended by substituting in place of the figure "5" on the third line thereof the figure "1."

     In all other respects the Agreement shall remain in full force and effect and unimpaired.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment to the Agreement in multiple copies on the day and year first above written.

                                    COMPANY:

                                    KEYCO, INC


                                 By:JERRY E KIMMEL
                                    --------------------------------
                                    Its President

                                    ADDRESS:
                                    Suite 503, Morrow Building II
                                    301 Loop 820, N.E.
                                    Hurst, Texas 76053

                                    EMPLOYEE:


                                     /s/ Clyde A. Reed, Jr.
                                    ---------------------------
                                    Clyde A. Reed, Jr.

                                    ADDRESS:
                                    6 Country Club Court
                                    Arlington, Texas 76013

                          SCHEDULE TO BE ATTACHED TO
                        DEFERRED COMPENSATION AGREEMENT
                  BETWEEN KEVCO, INC. AND CLYDE A. REED, JR.
                  -----------------------------------------

     It is hereby agreed that the following changes have been made with respect to the Deferred Compensation Agreement between the Employee and the Company effective as of the date indicated below:

                    Lump Sum Cash      Face Amount of
                    Payment to be      Life Insurance
                     Received by       Policies Owned
                       Employee        by the Company
Annual Deferred        Pursuant        on the Life of
  Compensation          to the           Employee           Initials
   Pursuant to        Provisions        Pursuant to            of
 Paragraph 1(a)     of Paragraph 2      the Terms of        Officer        Initials
    of the              of the         Paragraph 5 of          of             of        Effective
  Agreement           Agreement        the  Agreement       Company        Employee       Date
- ---------------     --------------     --------------       --------       --------     ---------
- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

- ---------------     --------------     --------------       --------       --------     ---------

                     LUMP SUM PAYMENT ON EARLY TERMINATION
                     -------------------------------------

 Year in which     Cumulative          Cumulative      Cumulative
  Termination      Cash Outlay        Cash Outlay       Dividend
 of Employment         on                  on              on
    Occurs          Policy #1          Policy #2        Policy #2      Total
- ---------------    -----------        -----------      ----------      -----
     1980            $10,183            $ 4,080          $    -      $ 14,263
     1981             13,284              8,161             177        21,622
     1982             16,213             12,242             293        28,748
     1983             18,969             16,322             414        35,705
     1984             21,603             20,403             534        42,540
     1985             24,116             24,484             656        49,256
     1986             26,504             28,564             765        55,833
     1987             28,771             32,645             878        62,294
     1988             30,903             36,725             991        68,619
     1989             32,905             40,806           1,104        74,815
     1990             34,775             44,887           1,217        80,879
     1991             36,509             48,967           1,327        86,803
     1992             38,103             53,048           1,453        92,604
     1993             39,554             57,128           1,577        98,259
     1994             40,854             61,209           1,700       103,763
     1995             42,008             65,290           1,820       109,118